UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 14 , 2011

Commission File Number:  000-17119

QuantRx Biomedical Corporation
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
330202574
(IRS Employer Identification No.)

P.O. Box 4960, Portland, Oregon 97062
(Address of principal executive offices)

503-252-9565
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2011, QuantRx Biomedical Corporation (the "Company") issued a press release announcing its initial plans to bring to market its innovative patented diagnostic technologies, particularly its genomic-based diagnostic technology targeting the monitoring of recurring cancers and serious fetal genomic disease and health conditions. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release corrects and replaces in full the press release issued by the Company, dated July 13, 2011.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuantRx Biomedical Corporation

Date:   July 14, 2011
By:	/s/ Dr. Shalom Hirschman

Name: Dr. Shalom Hirschman
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated July 14, 2011